Exhibit 99

                    Provident Financial Group Announces Its
                Financial Results for the Third Quarter of 2003


             15% Earnings Growth and Improved Credit Performance


    CINCINNATI, Oct. 15 /PRNewswire-FirstCall/ -- Provident Financial Group, Inc. (Nasdaq: PFGI) announced today its financial results for the third quarter of 2003. The company reported a 15 percent increase in earnings per share over last year's third quarter. Earnings per share and net income for the third quarter ended on September 30, 2003, were 54 cents and $27.5 million, compared with 26 cents and $13.2 million last quarter, and 47 cents and $24.0 million in 2002's third quarter. Third quarter 2003 returns on average equity and assets were 12.91 percent and 0.62 percent, compared with 5.85 percent and 0.30 percent last quarter, and 11.33 percent and
0.59 percent in 2002's third quarter.

    Robert L. Hoverson, Provident's President and Chief Executive Officer, commented, "We continue to see significant improvement in the credit performance in our commercial loan and lease portfolios. Non-performing assets declined by $15 million and net charge-offs were 57 basis points -- their lowest level since the second quarter of 2000. Additionally, our loss coverage ratios have reached their highest levels since the third quarter of 2001. Other positive developments this quarter included a 10 percent increase in commercial and retail deposits, and strong growth in our prime home equity lending and middle-market equipment leasing businesses. At the same time, we are experiencing delays in reaching projected production levels in our mortgage whole-loan sale business, which impacted earnings this quarter."

    Hoverson continued, "We are fast becoming a company with very solid fundamental credit performance and a business strategy that is based on continued steady earnings growth. With a strong commitment to customer service from all of our associates, our businesses will produce the results to maximize shareholder value. We expect a solid finish to this year and continued earnings momentum into 2004."


    Loans & Asset Quality

    Average loans for 2003's third quarter were $9.0 billion compared with $8.7 billion in last year's third quarter. Total loans outstanding on September 30, 2003 were $9.0 billion compared with $9.0 billion on September 30, 2002.

    Key asset quality indicators:
     - The third quarter 2003 provision for loan and lease losses was $11.9 million, compared with $52.5 million last quarter, and $23.5 million for 2002's third quarter. Excluding the impact from the sale of the subprime residential mortgage loans, last quarter's provision for loan and lease losses was $19.2 million.
     - The third quarter 2003 annualized net charge-offs to average total loans and leases was 0.57 percent, compared with 2.98 percent last quarter, and 1.55 percent for 2002's third quarter. Excluding credit costs related to the sale of the subprime residential mortgage loans, last quarter's net charge-offs were 0.84 percent, or $19.2 million.
     - The reserve for loan and lease losses on September 30, 2003 was $184.2 million compared with $185.0 million on June 30, 2003, and $204.8 million on September 30, 2002. The reserve for loan and lease losses on September 30, 2003 was 2.04 percent of total loans and leases compared with 2.09 percent on June 30, 2003 and 2.28 percent on September 30, 2002. The reserve for loan and lease losses on September 30, 2003 was 140 percent of non-performing assets compared with 126 percent on June 30, 2003 and 106 percent on September 30, 2002.
     - Non-performing assets were $132.0 million on September 30, 2003 compared with $147.2 million on June 30, 2003 and $193.5 million on September 30, 2002. Non-performing assets were 1.46 percent of total loans, leases and other non-performing assets on September 30, 2003 compared with 1.66 percent on June 30, 2003 and 2.15 percent on September 30, 2002.

    Revenue & Expenses

    Third quarter 2003 net interest income was $74.1 million compared with $77.6 million in last year's third quarter. The net interest margin was
2.01 percent compared with 2.32 percent last quarter and 2.37 percent in last year's third quarter. This quarter's net interest income and net interest margin were both negatively impacted by last quarter's sale of $471.0 million of subprime residential mortgage loans; however, this was partially offset by a reduction in provision expense due to a lower level of charge-offs recognized this quarter. Non-interest income was $186.3 million compared with $198.4 million in last year's third quarter. Revenue, comprised of net interest income and non-interest income was $260.4 million compared with $276.0 million in last year's third quarter. Third quarter 2003 non-interest expenses were $208.1 million compared with $216.1 million in last year's third quarter and $226.1 million last quarter. Impacting revenue was a decline of $23.1 million in operating lease income, which was accompanied by a $16.6 million decrease in operating lease expense.

    During the quarter, the company recognized a $4.1 million impairment charge on its mortgage servicing rights related to third-party loans. This valuation charge, reported in non-interest income, resulted from higher than projected prepayment speeds, and was offset by $5.1 million in investment securities gains that were also recognized during the quarter.


    Deposits

    Average retail and commercial deposits for 2003's third quarter were $7.0 billion, an increase of 10 percent from $6.4 billion in 2002's third quarter. For the period ended September 30, 2003, retail and commercial deposits were $7.1 billion, an increase of 10 percent from $6.5 billion on September 30, 2002.


    Outlook

    Based on the current economic environment, the company expects improvement in business volumes for the fourth quarter. Excluding the expected pre-tax gain of approximately $70.0 million or 93 cents per share from the sale of the Florida branches, which is now expected to close on November 21, fourth quarter 2003 earnings per share should be up over last year's fourth quarter of 52 cents by a low, double-digit growth rate. Current expectations for full-year 2004 earnings per share are within a mid double-digit growth rate range. The credit trends are expected to continue to improve, with non-performing assets declining in the fourth quarter and throughout next year. Charge-offs are also expected to continue to decline in 2004. Additionally, the company is taking aggressive actions to better manage expenses. During the past two months an extensive review of key expense drivers was performed and some actions have already been implemented to reduce expenses. Management is confident that profitability will be improved by managing expense levels more effectively.


    Capital Position

    Common shareholders' equity was $885.4 million or $18.11 per share on September 30, 2003 compared with $883.6 million or $18.11 per share on June 30, 2003. On September 30, 2003 common equity to assets was 5.03 percent and Tier I and total risk-based capital ratios were 9.98 percent and
11.86 percent respectively.


    Year-To-Date Results

    For the nine months ended September 30, 2003, earnings per share and net income were $1.31 and $66.5 million, compared with $1.36 and $68.8 million for the nine months ended September 30, 2002. Returns on average equity and assets were 10.10 percent and 0.50 percent, compared with 10.90 percent and
0.56 percent for the nine months ended September 30, 2002. Revenue was $835.8 million compared with $835.9 million, and the net interest margin was
2.23 percent compared with 2.43 percent. Excluding the sales of the subprime mortgage loan portfolio and the Merchant Services business last quarter, year-to-date earnings per share were $1.59, net income was $80.6 million, and returns on average equity and assets were 12.26 percent and 0.61 percent.


    Conference Call & Webcast

    A conference call and webcast will be held today at 2:00 p.m. (ET). The live call can be accessed by calling 1-877-818-4511. A Replay of the call will be available from 4:00 p.m. today through Monday, October 20, 2003 at 11:59 p.m. by calling 1-800-642-1687 (passcode 299 27 45). The webcast will be available for replay immediately after the call. Both the live and archived webcast can be accessed from the Investor Relations area of Provident's website at http://www.providentbank.com .


    Forward-Looking Statements

    This document contains certain forward-looking statements that are subject to numerous assumptions, risks or uncertainties. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements may be identified by words such as estimates, anticipates, projects, plans, expects, intends, believes, should and similar expressions and by the context in which they are used. Such statements are based upon current expectations of the company and speak only as of the date made. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: sharp and/or rapid changes in interest rates; significant changes in the anticipated economic scenario which could materially change anticipated credit quality trends; the ability to generate loans and leases; significant cost, delay in, or ability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; and significant changes in accounting, tax, or regulatory practices or requirements and factors noted in connection with forward-looking statements. Additionally, borrowers could suffer unanticipated losses without regard to general economic conditions. The results of these and other factors could cause differences from expectations in the level of defaults, changes in the risk characteristics of the loan and lease portfolio, and changes in the provision for loan and lease losses. Provident undertakes no obligations to update any forward-looking statements to reflect events or circumstances arising after the date on which they are made.


    About Provident Financial Group, Inc.

    Provident Financial Group, Inc. is a bank holding company located in Cincinnati, Ohio. Its main subsidiary, The Provident Bank, provides a diverse line of banking and financial products, services and solutions through retail banking offices located in Southwestern Ohio, Northern Kentucky and the West Coast of Florida, and through commercial lending offices located throughout Ohio and surrounding states. Customers have access to banking services 24-hours a day through Provident's extensive network of ATMs, Telebank, a telephone customer service center, and the Internet at www.providentbank.com . At September 30, 2003, Provident Financial Group had $9.0 billion in loans outstanding, $10.8 billion in deposits, and assets of $17.6 billion. Provident has served the financial needs of its customers for 100 years, and currently 3,400 Provident associates serve approximately 500,000 customers. Provident Financial Group's common stock trades on the Nasdaq Stock Market under the symbol PFGI.


    For further information, please contact:
     Christopher J. Carey
     Executive Vice President & Chief Financial Officer
     1-513-639-4644 / 1-800-851-9521
     e-mail: IR@provident-financial.com


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Financial Highlights
    (unaudited)
                                  Three Months             Nine Months
    For The Period Ended
     September 30              2003    2002 % Change    2003    2002 % Change
    PER COMMON SHARE:
      Net Income
           Basic               $.56    $.49    14.3%   $1.35   $1.39   (2.9)%
           Diluted             $.54    $.47    14.9%    1.31    1.36   (3.7)%
      Dividends                $.24    $.24     0.0%     .72     .72     0.0%
      Book Value                                       18.11   17.45     3.8%

    RESULTS OF OPERATIONS:
     (In Millions)
        Net Interest Income   $74.1   $77.6   (4.5)%  $241.6  $234.6     3.0%
        Provision for Loan
         and Lease Losses      11.9    23.5  (49.3)%    80.9    81.3   (0.5)%
        Net Income             27.5    24.0    14.2%    66.5    68.8   (3.4)%

    FINANCIAL RATIOS:
        Performance Ratios:
            Return on
             Average Assets   0.62%   0.59%            0.50%   0.56%
            Return on
             Average
             Shareholders'
             Equity           12.91   11.33            10.10   10.90
            Average
             Shareholders'
             Equity to
             Average Assets    4.81    5.19             4.96    5.15
            Net Interest
             Margin            2.01    2.37             2.23    2.43
        Capital Adequacy
         Ratios (Period
         End):
            Shareholders'
             Equity to Total
             Assets                                     5.07    5.00
            Tier I Leverage
             Ratio                                      7.84    8.09
            Risk-Based
             Capital Ratio -
             Tier I Capital                             9.98    9.81
            Risk-Based
             Capital Ratio -
             Total Capital                             11.86   11.91
              (Current
               Period
               Regulatory
               Ratios are
               Estimated)

    ASSET QUALITY RATIOS:
        Reserve for Loan and
         Lease Losses to:
           Total Loans and
            Leases                                     2.04%   2.28%
           Nonaccrual Loans                           148.87  114.46
        Nonperforming Assets
         to:
           Total Loans,
            Leases and Other
            Nonperforming
            Assets                                      1.46    2.15
           Total Assets                                  .75    1.13
        Net Charge-Off's to
           Average Total
            Loans and Leases
            (Annualized)       .57%   1.55%             1.44    1.81

    AVERAGE BALANCES: (In
     Millions)
        Total Loans and
         Leases              $8,965  $8,688     3.2%  $9,076  $8,688     4.5%
        Earning Assets       14,662  12,986    12.9%  14,484  12,924    12.1%
        Leased Equipment      1,918   2,429  (21.0)%   2,088   2,516  (17.0)%
        Assets               17,677  16,363     8.0%  17,695  16,343     8.3%
        Deposits             10,907   9,340    16.8%  10,647   9,169    16.1%
        Interest Bearing
         Liabilities         14,961  13,993     6.9%  15,025  14,089     6.6%
        Shareholders' Equity    851     849     0.2%     877     842     4.2%

    PERIOD END BALANCES: (In
     Millions)
        Total Loans and
         Leases                                       $9,011  $8,999     0.1%
        Leased Equipment                               1,826   2,398  (23.9)%
        Assets                                        17,608  17,097     3.0%
        Deposits                                      10,772   9,273    16.2%
        Shareholders' Equity                             892     855     4.3%

    OFF-BALANCE SHEET
     SECURITIZED LOANS AND
     LEASES: (In Millions)
        Residential Mortgage                          $1,318  $1,973  (33.2)%
        Home Equity                                      144     220  (34.5)%
        Direct Finance
         Leasing                                          52     114  (54.4)%
        Total Off-Balance
         Sheet Securitized
         Loans and Leases                             $1,514  $2,307  (34.4)%

    (See Asset Securitization Sales Note to Consolidated Financial Statements within the Company's Form 10-K for further discussion of these off-balance sheet assets.)


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Statements Of Income
    (unaudited)
                                                  Three Months Ended
                                                    September 30,
    (Dollars In Thousands Except Per
     Share Data)                               2003        2002     % Change
    Net Interest Income                      $74,123     $77,626      (4.5)%

    Provision for Loan and Lease Losses       11,919      23,532     (49.3)%

    Noninterest Income:
      Service Charges on Deposit Accounts     12,933      11,681       10.7%
      Loan Servicing Fees                      6,925       9,018     (23.2)%
      Commercial Mortgage Banking Revenue     10,095       5,365       88.2%
      Other Service Charges and Fees          13,520      10,744       25.8%
      Leasing Income                         127,011     150,135     (15.4)%
      Cash Gain on Sale of Loans               4,553       5,001      (9.0)%
      Warrant Gains                                -           -         n/m
      Net Securities Gains / (Losses)          5,077         633         n/m
      Net Gain on Merchant Services
       Business                                    -           -         n/m
      Other                                    6,176       5,820        6.1%
         Total Noninterest Income            186,290     198,397      (6.1)%

    Noninterest Expense:
      Salaries, Wages and Benefits            60,737      57,141        6.3%
      Charges and Fees                         7,404       7,029        5.3%
      Occupancy                                6,224       5,861        6.2%
      Leasing Expense                         86,077     102,690     (16.2)%
      Equipment Expense                        6,398       5,680       12.6%
      Professional Services                    7,906       6,007       31.6%
      Minority Interest Expense                3,197       3,223      (0.8)%
      Disposition Cost of Subprime Loans           -           -         n/m
      Other                                   30,167      28,448        6.0%
         Total Noninterest Expense           208,110     216,079      (3.7)%

           Income Before Income Taxes         40,384      36,412       10.9%

    Applicable Income Taxes                   12,923      12,376        4.4%

              Net Income                     $27,461     $24,036       14.2%

    Other Data:
      Earnings Per Common Share - Basic        $0.56       $0.49       14.3%
      Earnings Per Common Share - Diluted      $0.54       $0.47       14.9%
      Dividends Paid Per Common Share          $0.24       $0.24        0.0%
      Return on Assets                         0.62%       0.59%
      Return on Equity                        12.91%      11.33%
      Net Interest Margin (FTE)                2.01%       2.37%
      Full-Time Equivalent Employees           3,345       3,214

    n/m - not meaningful


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Statements Of Income
    (unaudited)
                                                  Nine Months Ended
                                                    September 30,
    (Dollars In Thousands Except Per
     Share Data)                               2003        2002    % Change
    Net Interest Income                     $241,576    $234,649       3.0%

    Provision for Loan and Lease Losses       80,909      81,312     (0.5)%

    Noninterest Income:
      Service Charges on Deposit Accounts     37,656      33,045      14.0%
      Loan Servicing Fees                     27,013      25,430       6.2%
      Commercial Mortgage Banking Revenue     31,241      17,132      82.4%
      Other Service Charges and Fees          38,177      32,664      16.9%
      Leasing Income                         398,110     457,780    (13.0)%
      Cash Gain on Sale of Loans              16,619      12,135      37.0%
      Warrant Gains                            1,636       8,186    (80.0)%
      Net Securities Gains / (Losses)          7,435       1,287        n/m
      Net Gain on Merchant Services
       Business                               19,000           -        n/m
      Other                                   17,330      13,546      27.9%
         Total Noninterest Income            594,217     601,205     (1.2)%

    Noninterest Expense:
      Salaries, Wages and Benefits           188,544     172,260       9.5%
      Charges and Fees                        23,093      22,779       1.4%
      Occupancy                               18,916      17,829       6.1%
      Leasing Expense                        272,587     314,092    (13.2)%
      Equipment Expense                       20,171      17,862      12.9%
      Professional Services                   24,722      18,311      35.0%
      Minority Interest Expense                9,591       3,889     146.6%
      Disposition Cost of Subprime Loans       6,914           -        n/m
      Other                                   91,728      82,306      11.4%
         Total Noninterest Expense           656,266     649,328       1.1%

           Income Before Income Taxes         98,618     105,214     (6.3)%

    Applicable Income Taxes                   32,140      36,392    (11.7)%

              Net Income                     $66,478     $68,822     (3.4)%

    Other Data:
      Earnings Per Common Share - Basic        $1.35       $1.39     (2.9)%
      Earnings Per Common Share - Diluted      $1.31       $1.36     (3.7)%
      Dividends Paid Per Common Share          $0.72       $0.72       0.0%
      Return on Assets                         0.50%       0.56%
      Return on Equity                        10.10%      10.90%
      Net Interest Margin (FTE)                2.23%       2.43%
      Full-Time Equivalent Employees

    n/m - not meaningful


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Quarterly Statements Of Income
    (unaudited)
                                                         2003
    (Dollars In Thousands Except Per      Third   Second     First   Year to
     Share Data)                         Quarter  Quarter   Quarter    Date
    Net Interest Income                  $74,123  $84,494   $82,959  $241,576

    Provision for Loan and Lease Losses   11,919   52,469    16,521    80,909

    Noninterest Income:
      Service Charges on Deposit
       Accounts                           12,933   12,391    12,332    37,656
      Loan Servicing Fees                  6,925    9,428    10,660    27,013
      Commercial Mortgage Banking
       Revenue                            10,095   10,849    10,297    31,241
      Other Service Charges and Fees      13,520   12,921    11,736    38,177
      Leasing Income                     127,011  132,238   138,861   398,110
      Cash Gain on Sale of Loans           4,553    7,124     4,942    16,619
      Warrant Gains                            -    1,308       328     1,636
      Net Securities Gains / (Losses) 5,077 858 1,500 7,435 Net Gain on Merchant Services
       Business                                -   19,000         -    19,000
      Other                                6,176    7,636     3,518    17,330
         Total Noninterest Income        186,290  213,753   194,174   594,217

    Noninterest Expense:
      Salaries, Wages and Benefits        60,737   65,823    61,984   188,544
      Charges and Fees                     7,404    7,867     7,822    23,093
      Occupancy                            6,224    6,464     6,228    18,916
      Leasing Expense                     86,077   90,750    95,760   272,587
      Equipment Expense                    6,398    6,824     6,949    20,171
      Professional Services                7,906    8,418     8,398    24,722
      Minority Interest Expense            3,197    3,197     3,197     9,591
      Disposition Cost of Subprime Loans       -    6,914         -     6,914
      Other                               30,167   29,816    31,745    91,728
         Total Noninterest Expense       208,110  226,073   222,083   656,266

           Income Before Income Taxes     40,384   19,705    38,529    98,618

    Applicable Income Taxes               12,923    6,502    12,715    32,140

              Net Income                 $27,461  $13,203   $25,814   $66,478

    Other Data:
      Earnings Per Common Share - Basic $0.56 $0.27 $0.52 $1.35 Earnings Per Common Share -
       Diluted                             $0.54    $0.26     $0.51     $1.31
      Dividends Paid Per Common Share      $0.24    $0.24     $0.24     $0.72
      Return on Assets                     0.62%    0.30%     0.59%     0.50%
      Return on Equity                    12.91%    5.85%    11.76%    10.10%
      Net Interest Margin (FTE)            2.01%    2.32%     2.37%     2.23%
      Full-Time Equivalent Employees       3,345    3,355     3,333


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Quarterly Statements Of Income
    (unaudited)
                                                    2002
    (Dollars In Thousands        Fourth    Third   Second    First     Full
    Except Per Share Data)       Quarter  Quarter  Quarter  Quarter    Year

    Net Interest Income          $80,909  $77,626  $78,728  $78,295  $315,558

    Provision for Loan and Lease
     Losses                       18,237   23,532   33,575   24,205    99,549

    Noninterest Income:
      Service Charges on Deposit
       Accounts                   12,139   11,681   10,915   10,449    45,184
      Loan Servicing Fees         11,550    9,018    8,414    7,998    36,980
      Commercial Mortgage
       Banking Revenue             8,222    5,365    6,021    5,746    25,354
      Other Service Charges and
       Fees                       12,754   10,744   12,021    9,899    45,418
      Leasing Income             148,107  150,135  152,664  154,981   605,887
      Cash Gain on Sale of Loans   3,556    5,001    4,494    2,640    15,691
      Warrant Gains                    -        -    8,186        -     8,186
      Net Securities Gains /
       (Losses)                    1,309      633      654        -     2,596
      Other                        6,650    5,820    3,209    4,517    20,196
         Total Noninterest
          Income                 204,287  198,397  206,578  196,230   805,492

    Noninterest Expense:
      Salaries, Wages and
       Benefits                   60,918   57,141   58,730   56,389   233,178
      Charges and Fees             7,752    7,029    8,099    7,651    30,531
      Occupancy                    5,808    5,861    5,950    6,018    23,637
      Leasing Expense            102,416  102,690  104,537  106,865   416,508
      Equipment Expense            6,483    5,680    5,975    6,207    24,345
      Professional Services        7,679    6,007    6,219    6,085    25,990
      Minority Interest Expense    3,180    3,223      666        -     7,069
      Other                       32,464   28,448   26,461   27,397   114,770
         Total Noninterest
          Expense                226,700  216,079  216,637  216,612   876,028

           Income Before Income
            Taxes                 40,259   36,412   35,094   33,708   145,473

    Applicable Income Taxes       13,630   12,376   11,924   12,092    50,022

              Net Income         $26,629  $24,036  $23,170  $21,616   $95,451

    Other Data:
      Earnings Per Common Share
       - Basic                     $0.54    $0.49    $0.47    $0.43     $1.94
      Earnings Per Common Share
       - Diluted                   $0.52    $0.47    $0.46    $0.43     $1.88
      Dividends Paid Per Common
       Share                       $0.24    $0.24    $0.24    $0.24     $0.96
      Return on Assets             0.62%    0.59%    0.57%    0.53%     0.58%
      Return on Equity            12.38%   11.33%   10.91%   10.45%    11.27%
      Net Interest Margin (FTE)    2.36%    2.37%    2.45%    2.47%     2.41%
      Full-Time Equivalent
       Employees                   3,307    3,214    3,240    3,204


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Period End Balance Sheets
    (unaudited)
                                                        2003
                                           Third       Second        First
    (In Thousands)                        Quarter      Quarter      Quarter
    ASSETS
      Cash and Due From Banks              $288,176     $352,241     $340,141
      Federal Funds Sold and
        Reverse Repurchase Agreements       341,833      337,006      561,446
      Trading Account Securities            142,660      105,877      111,516
      Loans and Leases Held For Sale        494,804      447,039      255,593
      Investment Securities               4,731,323    4,760,894    4,320,723
      Loans and Leases:
        Corporate Lending:
            Commercial                    4,288,451    4,459,612    4,515,888
            Mortgage                        992,619    1,017,061      947,205
            Construction                    504,071      516,348      528,824
            Lease Financing               1,304,659    1,253,851    1,233,533
                   Total Corporate
                    Lending               7,089,800    7,246,872    7,225,450
        Consumer Lending:
           Installment                    1,573,782    1,424,207    1,362,896
           Residential                       26,812       37,741      519,632
            Lease Financing                 320,866      155,577       43,522
                   Total Consumer
                    Lending               1,921,460    1,617,525    1,926,050
          Total Loans and Leases          9,011,260    8,864,397    9,151,500
        Reserve for Loan and Lease
         Losses                            (184,160)    (185,019)    (201,020)
              Net Loans and Leases        8,827,100    8,679,378    8,950,480
      Leased Equipment                    1,825,721    2,006,999    2,181,823
      Premises and Equipment                 99,561       97,070       98,853
      Goodwill                               84,269       83,979       82,651
      Other Assets                          772,186      923,516      823,194
                                        $17,607,633  $17,793,999  $17,726,420
    LIABILITIES AND
      SHAREHOLDERS' EQUITY
    Liabilities:
      Deposits:
        Noninterest Bearing              $1,412,183   $1,357,468   $1,163,209
        Interest Bearing                  9,359,919    9,598,344    9,502,086
          Total Deposits                 10,772,102   10,955,812   10,665,295
      Short-Term Debt                     1,403,012    1,268,198    1,506,797
      Long-Term Debt                      3,476,460    3,624,262    3,661,219
      Guaranteed Preferred Beneficial
         Interests in Company's Junior
         Subordinated Debentures            451,389      451,284      451,179
      Minority Interest                     160,966      160,966      160,966
      Accrued Interest and Other
       Liabilities                          451,294      442,883      401,981
          Total Liabilities              16,715,223   16,903,405   16,847,437

    Shareholders' Equity:
      Preferred Stock                         7,000        7,000        7,000
      Common Stock                           14,492       14,461       14,454
      Capital Surplus                       301,737      298,838      298,498
      Retained Earnings                     634,018      618,712      619,444
      Accumulated Other
         Comprehensive Income               (64,837)     (48,417)     (60,413)
        Total Shareholders' Equity          892,410      890,594      878,983
                                        $17,607,633  $17,793,999  $17,726,420


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Period End Balance Sheets
    (unaudited)
                                                 2002
                             Fourth        Third        Second        First
    (In Thousands)           Quarter      Quarter       Quarter      Quarter
    ASSETS
      Cash and Due From
       Banks                 $351,994     $327,467      $244,147     $227,137
      Federal Funds Sold
       and Reverse
       Repurchase
       Agreements           188,925      119,464        56,337       96,313
      Trading Account
       Securities             127,848      204,202        81,739      100,002
      Loans and Leases
       Held For Sale          436,884      189,581       328,453      125,421
      Investment
       Securities           4,215,238    4,138,464     3,815,609    3,897,222
      Loans and Leases:
        Corporate Lending:
            Commercial      4,482,373    4,418,133     4,289,690    4,321,443
            Mortgage          960,636      973,833       873,726      862,514
            Construction      510,331      510,410       575,655      563,425
            Lease
             Financing      1,273,901    1,255,574     1,242,558    1,143,657
                Total
                 Corporate
                 Lending    7,227,241    7,157,950     6,981,629    6,891,039
        Consumer Lending:
           Installment      1,306,761    1,164,509     1,008,386      911,151
           Residential        599,793      676,971       750,045      848,676
            Lease
             Financing              -            -             -            -
                Total
                 Consumer
                 Lending    1,906,554    1,841,480     1,758,431    1,759,827
          Total Loans and
           Leases           9,133,795    8,999,430     8,740,060    8,650,866
        Reserve for Loan
         and Lease Losses    (201,051)    (204,809)     (214,860)    (243,019)
              Net Loans
               and Leases   8,932,744    8,794,621     8,525,200    8,407,847
      Leased Equipment      2,350,356    2,397,967     2,479,125    2,559,580
      Premises and
       Equipment              101,513      101,003       101,230      101,794
      Goodwill                 82,651       82,651        82,432       82,432
      Other Assets            751,856      741,695       861,061      707,543
                          $17,540,009  $17,097,115   $16,575,333  $16,305,291
    LIABILITIES AND
      SHAREHOLDERS'
       EQUITY
    Liabilities:
      Deposits:
        Noninterest
         Bearing           $1,141,990     $988,508      $844,256     $849,694
        Interest Bearing    8,706,989    8,284,737     8,548,319    8,056,706
          Total Deposits    9,848,979    9,273,245     9,392,575    8,906,400
      Short-Term Debt       1,925,005    1,886,715     1,314,980    1,668,360
      Long-Term Debt        3,842,657    4,017,644     3,976,155    3,962,991
      Guaranteed
       Preferred
       Beneficial
         Interests in Company's
          Junior Subordinated
          Debentures          451,074      450,969       450,864      450,759
      Minority Interest       160,966      163,337       161,213            -
      Accrued Interest
       and Other
       Liabilities            430,957      449,889       434,465      490,767
          Total
           Liabilities     16,659,638   16,241,799    15,730,252   15,479,277

    Shareholders' Equity:
      Preferred Stock           7,000        7,000         7,000        7,000
      Common Stock             14,454       14,409        14,427       14,603
      Capital Surplus         298,025      298,731       298,898      322,836
      Retained Earnings       604,013      589,533       577,579      566,481
      Accumulated Other
         Comprehensive
          Income              (43,121)     (54,357)      (52,823)     (84,906)
        Total
         Shareholders'
         Equity               880,371      855,316       845,081      826,014
                          $17,540,009  $17,097,115   $16,575,333  $16,305,291


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Credit Loss Experience
    (unaudited)
                                                       2003
                                       Third     Second     First    Year to
    (Dollars In Thousands)            Quarter   Quarter    Quarter     Date
    Reserve for Loan and Lease Losses
      At Beginning of Period          $185,019  $201,020   $201,051  $201,051

    Provision Charged to Expense        11,919    52,469     16,521    80,909

    Net Charge-Offs:
     Corporate Lending:
       Commercial                        7,726    11,147      8,093    26,966
       Mortgage                              -        54         46       100
       Construction                        (56)     (241)        65      (232)
       Lease Financing                   3,946     1,714      3,294     8,954
         Net Corporate Lending          11,616    12,674     11,498    35,788
     Consumer Lending:
       Installment                       1,118     1,467        576     3,161
       Residential                           2    54,320      4,478    58,800
       Lease Financing                      42         9          -        51
         Net Consumer Lending            1,162    55,796      5,054    62,012
            Net Charge-Offs             12,778    68,470     16,552    97,800

    Reserve for Loan and Lease Losses
      At End of Period                $184,160  $185,019   $201,020  $184,160

    Net Charge-Offs to Average Total
     Loans and Leases: (Annualized)
     Corporate Lending:
       Commercial                        0.69%     0.99%      0.73%     0.80%
       Mortgage                             -%     0.02%      0.02%     0.01%
       Construction                     (0.04%)   (0.18%)     0.05%    (0.06%)
       Lease Financing                   1.27%     0.56%      1.06%     0.96%
         Total Corporate Lending         0.65%     0.70%      0.64%     0.66%
     Consumer Lending:
       Residential                       0.07%    44.70%      3.25%    22.53%
       Installment                       0.29%     0.42%      0.17%     0.30%
       Lease Financing                   0.07%     0.04%         -%        -%
         Total Consumer Lending          0.26%    11.21%      1.04%     4.36%
           Total Loans and Leases        0.57%     2.98%      0.73%     1.44%


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Credit Loss Experience
    (unaudited)
                                                         2002
                                            Fourth      Third       Second
    (Dollars In Thousands)                 Quarter     Quarter     Quarter
    Reserve for Loan and Lease Losses
      At Beginning of Period                $204,809    $214,860    $243,019

    Provision Charged to Expense              18,237      23,532      33,575

    Net Charge-Offs:
     Corporate Lending:
       Commercial                              7,244      24,859      25,057
       Mortgage                                    -          22           -
       Construction                              150         379           -
       Lease Financing                        10,101       2,620      21,635
         Net Corporate Lending                17,495      27,880      46,692
     Consumer Lending:
       Installment                               753         850         782
       Residential                             3,747       4,853      14,260
       Lease Financing                             -           -           -
         Net Consumer Lending                  4,500       5,703      15,042
            Net Charge-Offs                   21,995      33,583      61,734

    Reserve for Loan and Lease Losses
      At End of Period                      $201,051    $204,809    $214,860

    Net Charge-Offs to Average Total
     Loans and Leases: (Annualized)
     Corporate Lending:
       Commercial                              0.66%       2.35%       2.37%
       Mortgage                                   -%       0.01%          -%
       Construction                            0.11%       0.28%          -%
       Lease Financing                         3.25%       0.85%       7.25%
         Total Corporate Lending               0.98%       1.61%       2.72%
     Consumer Lending:
       Residential                             2.46%       2.83%       7.21%
       Installment                             0.24%       0.31%       0.32%
       Lease Financing                            -%          -%          -%
         Total Consumer Lending                0.98%       1.29%       3.43%
           Total Loans and Leases              0.98%       1.55%       2.87%


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Credit Loss Experience
    (unaudited)
                                                              2002
                                                    First              Full
    (Dollars In Thousands)                         Quarter             Year
    Reserve for Loan and Lease Losses
      At Beginning of Period                      $241,143          $241,143

    Provision Charged to Expense                    24,205            99,549

    Net Charge-Offs:
     Corporate Lending:
       Commercial                                   13,937            71,097
       Mortgage                                         24                46
       Construction                                    300               829
       Lease Financing                               4,324            38,680
         Net Corporate Lending                      18,585           110,652
     Consumer Lending:
       Installment                                     727             3,112
       Residential                                   3,017            25,877
       Lease Financing                                   -                 -
         Net Consumer Lending                        3,744            28,989
            Net Charge-Offs                         22,329           139,641

    Reserve for Loan and Lease Losses
      At End of Period                            $243,019          $201,051

    Net Charge-Offs to Average Total
     Loans and Leases: (Annualized)
     Corporate Lending:
       Commercial                                    1.27%             1.65%
       Mortgage                                      0.01%             0.01%
       Construction                                  0.21%             0.15%
       Lease Financing                               1.55%             3.23%
         Total Corporate Lending                     1.07%             1.59%
     Consumer Lending:
       Residential                                   1.39%             3.51%
       Installment                                   0.31%             0.30%
       Lease Financing                                  -%                -%
         Total Consumer Lending                      0.83%             1.62%
           Total Loans and Leases                    1.02%             1.59%


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Nonperforming Assets
    (unaudited)
                                                          2003
                                             Third       Second      First
    (Dollars In Thousands)                  Quarter     Quarter     Quarter
    Nonaccrual Loans:
     Corporate Lending:
       Commercial                           $109,022    $116,926    $123,912
       Mortgage                                5,330       6,307       7,298
       Construction                            3,617       3,792       1,321
       Lease Financing                         2,271       2,267       2,792
           Total Corporate Lending           120,240     129,292     135,323
     Consumer Lending:
       Installment                                 -           -           -
       Residential                             3,468       4,011      45,927
       Lease Financing                             -           -           -
           Total Consumer Lending              3,468       4,011      45,927
               Total Nonaccrual Loans        123,708     133,303     181,250

    Other Nonperforming Assets                 8,251      13,858      22,172

        Total Nonperforming Assets          $131,959    $147,161    $203,422

    Loans 90 Days Past Due Still Accruing    $10,211      $5,971     $36,038

    Reserve for Loan and Lease Losses as
     a Percent of:
      Nonaccrual Loans                       148.87%     138.80%     110.91%
      Nonperforming Assets                   139.56%     125.73%      98.82%
      Total Loans and Leases                   2.04%       2.09%       2.20%
    Nonaccrual Loans as a % of Total
     Loans and Leases                          1.37%       1.50%       1.98%
    Nonperforming Assets as a Percent of:
      Total Loans, Leases and Other
       Nonperforming Assets                    1.46%       1.66%       2.22%
      Total Assets                              .75%        .83%       1.15%


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Nonperforming Assets
    (unaudited)
                                                       2002
                                       Fourth    Third      Second    First
    (Dollars In Thousands)            Quarter   Quarter    Quarter   Quarter
    Nonaccrual Loans:
     Corporate Lending:
       Commercial                      $99,805  $117,571   $108,330  $111,727
       Mortgage                         11,783    10,619      5,546     1,938
       Construction                      1,746     2,243      7,268     1,984
       Lease Financing                   4,008     3,952      3,497     5,223
           Total Corporate Lending     117,342   134,385    124,641   120,872
     Consumer Lending:
       Installment                           -         -          -         -
       Residential                      49,091    44,548     35,920    62,530
       Lease Financing                       -         -          -         -
           Total Consumer Lending       49,091    44,548     35,920    62,530
               Total Nonaccrual Loans  166,433   178,933    160,561   183,402

    Other Nonperforming Assets          15,780    14,579     25,471    28,098

        Total Nonperforming Assets    $182,213  $193,512   $186,032  $211,500

    Loans 90 Days Past Due Still
     Accruing                          $29,918   $30,482    $29,186   $29,390

    Reserve for Loan and Lease Losses
     as a Percent of:
      Nonaccrual Loans                 120.80%   114.46%    133.82%   132.51%
      Nonperforming Assets             110.34%   105.84%    115.50%   114.90%
      Total Loans and Leases             2.20%     2.28%      2.46%     2.81%
    Nonaccrual Loans as a % of Total
     Loans and Leases                    1.82%     1.99%      1.84%     2.12%
    Nonperforming Assets as a Percent
     of:
      Total Loans, Leases and Other
       Nonperforming Assets              1.99%     2.15%      2.12%     2.44%
      Total Assets                       1.04%     1.13%      1.12%     1.30%


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Average Balances and Rates
    On a Fully Taxable Equivalent Basis
    (unaudited)
                                                         2003
                                             Third Quarter     Second Quarter
                                           Average  Average   Average  Average
    (Dollars In Millions)                  Balance   Rate     Balance   Rate
    Assets:
      Loans and Leases:
         Corporate Lending:
             Commercial                     $4,461   5.71 %   $4,518   5.73 %
             Mortgage                          980   5.32        909   5.59
             Construction                      512   4.45        539   4.34
             Lease Financing                 1,247   8.14      1,227   8.72
                 Total Corporate Lending     7,200   5.99      7,193   6.12
         Consumer Lending:
             Installment                     1,519   4.36      1,407   4.78
             Residential                        12  13.46        486  10.17
             Lease Financing                   234   7.02         97   8.91
                 Total Consumer Lending      1,765   4.77      1,990   6.29
          Total Loans and Leases             8,965   5.75      9,183   6.16
     Investment Securities                   4,702   3.63      4,471   4.32
     Federal Funds Sold and Reverse
          Repurchase Agreements                446   1.55        441   1.90
     Other Short-Term Investments              549   5.85        498   5.70
           Total Earning Assets             14,662   4.95     14,593   5.45
      Cash and Due From Banks                  306               310
      Leased Equipment                       1,918             2,101
      Other Assets                             791               868
          Total Assets                     $17,677           $17,872
    Liabilities and
      Shareholders' Equity:
      Deposits:
        Demand Deposits                     $1,266   1.33     $1,204   1.51
        Savings Deposits                     1,553   1.71      1,460   1.80
        Time Deposits                        6,700   2.56      6,990   2.68
          Total Deposits                     9,519   2.26      9,654   2.40
      Short-Term Debt:
        Federal Funds Purchased and
          Repurchase Agreements              1,168   2.32      1,129   2.37
        Commercial Paper                       250   1.14        265   1.24
          Total Short-Term Debt              1,418   2.11      1,394   2.16
      Long-Term Debt                         3,573   4.72      3,638   4.85
      Junior Subordinated Debentures           451   3.95        451   4.09
        Total Interest Bearing Liabilities  14,961   2.88     15,137   3.01
      Noninterest Bearing Deposits           1,388             1,264
      Minority Interest                        161               162
      Other Liabilities                        316               406
      Shareholders' Equity                     851               903
         Total Liabilities and
            Shareholders' Equity           $17,677           $17,872

    Net Interest Spread                              2.07 %            2.44 %
    Net Interest Margin                              2.01 %            2.32 %


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Average Balances and Rates
    On a Fully Taxable Equivalent Basis
    (unaudited)
                                                         2003
                                            First Quarter      Full Year
                                          Average  Average  Average  Average
    (Dollars In Millions)                  Balance  Rate     Balance  Rate
    Assets:
      Loans and Leases:
         Corporate Lending:
             Commercial                     $4,446   5.66 %   $4,475   5.70 %
             Mortgage                          934   5.83        941   5.58
             Construction                      522   4.19        524   4.32
             Lease Financing                 1,246   8.85      1,239   8.57
                 Total Corporate Lending     7,148   6.13      7,179   6.08
         Consumer Lending:
             Installment                     1,352   5.12      1,427   4.73
             Residential                       552  11.68        348  11.00
             Lease Financing                    33   7.92        122   7.60
                 Total Consumer Lending      1,937   7.04      1,897   6.07
          Total Loans and Leases             9,085   6.32      9,076   6.08
     Investment Securities                   4,292   4.90      4,490   4.26
     Federal Funds Sold and Reverse
          Repurchase Agreements                313   2.13        401   1.83
     Other Short-Term Investments              504   5.35        517   5.64
           Total Earning Assets             14,194   5.76     14,484   5.38
      Cash and Due From Banks                  311               309
      Leased Equipment                       2,242             2,088
      Other Assets                             787               814
          Total Assets                     $17,534           $17,695
    Liabilities and
      Shareholders' Equity:
      Deposits:
        Demand Deposits                     $1,053   1.43     $1,175   1.42
        Savings Deposits                     1,419   1.76      1,478   1.76
        Time Deposits                        6,498   2.94      6,730   2.72
          Total Deposits                     8,970   2.57      9,383   2.40
      Short-Term Debt:
        Federal Funds Purchased and
          Repurchase Agreements              1,488   2.11      1,261   2.25
        Commercial Paper                       300   1.47        271   1.29
          Total Short-Term Debt              1,788   2.00      1,532   2.08
      Long-Term Debt                         3,769   5.20      3,659   4.92
      Junior Subordinated Debentures           451   4.22        451   4.09
        Total Interest Bearing Liabilities  14,978   3.22     15,025   3.04
      Noninterest Bearing Deposits           1,137             1,264
      Minority Interest                        161               161
      Other Liabilities                        380               368
      Shareholders' Equity                     878               877
         Total Liabilities and
            Shareholders' Equity           $17,534           $17,695

    Net Interest Spread                              2.54 %            2.34 %
    Net Interest Margin                              2.37 %            2.23 %


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Average Balances and Rates
    On a Fully Taxable Equivalent Basis
    (unaudited)
                                                        2002
                                          Fourth Quarter   Third Quarter
                                         Average  Average  Average  Average
    (Dollars In Millions)                 Balance  Rate    Balance   Rate
    Assets:
      Loans and Leases:
         Corporate Lending:
             Commercial                    $4,404  6.13 %   $4,227  6.36 %
             Mortgage                         943  5.88        930  6.08
             Construction                     524  4.28        533  4.56
             Lease Financing                1,245  8.65      1,233  9.06
                 Total Corporate Lending    7,116  6.40      6,923  6.67
         Consumer Lending:
             Installment                    1,232  5.50      1,080  6.16
             Residential                      609  9.83        685  9.64
             Lease Financing                    -     -          -     -
                 Total Consumer Lending     1,841  6.94      1,765  7.51
          Total Loans and Leases            8,957  6.51      8,688  6.84
     Investment Securities                  4,149  5.26      3,789  5.49
     Federal Funds Sold and Reverse
         Repurchase Agreements                161  2.59        102  2.66
     Other Short-Term Investments             366  5.76        407  5.28
           Total Earning Assets            13,633  6.07     12,986  6.36
      Cash and Due From Banks                 324              245
      Leased Equipment                      2,369            2,429
      Other Assets                            788              703
          Total Assets                    $17,114          $16,363
    Liabilities and
      Shareholders' Equity:
      Deposits:
        Demand Deposits                      $944  1.60       $778  1.61
        Savings Deposits                    1,464  1.82      1,417  2.03
        Time Deposits                       5,960  3.43      6,211  3.49
          Total Deposits                    8,368  2.94      8,406  3.07
      Short-Term Debt:
        Federal Funds Purchased and
          Repurchase Agreements             1,494  2.26        849  2.90
        Commercial Paper                      295  1.82        268  1.97
          Total Short-Term Debt             1,789  2.19      1,117  2.68
      Long-Term Debt                        3,939  5.07      4,019  5.13
      Junior Subordinated Debentures          451  4.56        451  5.28
        Total Interest Bearing
         Liabilities                       14,547  3.48     13,993  3.70
      Noninterest Bearing Deposits          1,113              934
      Minority Interest                       160              162
      Other Liabilities                       434              425
      Shareholders' Equity                    860              849
         Total Liabilities and
            Shareholders' Equity          $17,114          $16,363

    Net Interest Spread                            2.59 %           2.66 %
    Net Interest Margin                            2.36 %           2.37 %


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Average Balances and Rates
    On a Fully Taxable Equivalent Basis
    (unaudited)
                                                        2002
                                          Second Quarter   First Quarter
                                          Average Average  Average Average
    (Dollars In Millions)                 Balance  Rate    Balance  Rate
    Assets:
      Loans and Leases:
         Corporate Lending:
             Commercial                    $4,231  6.33 %   $4,386  6.55 %
             Mortgage                         878  6.42        882  6.54
             Construction                     560  4.38        567  4.82
             Lease Financing                1,194  9.22      1,117  9.84
                 Total Corporate Lending    6,863  6.68      6,952  6.94
         Consumer Lending:
             Installment                      965  6.41        937  6.99
             Residential                      791  9.60        869  9.30
             Lease Financing                    -     -          -     -
                 Total Consumer Lending     1,756  7.85      1,806  8.11
          Total Loans and Leases            8,619  6.92      8,758  7.18
     Investment Securities                  3,866  5.90      3,721  5.82
     Federal Funds Sold and Reverse
         Repurchase Agreements                127  2.85        109  2.79
     Other Short-Term Investments             299  6.55        285  6.15
           Total Earning Assets            12,911  6.57     12,873  6.72
      Cash and Due From Banks                 212              238
      Leased Equipment                      2,505            2,606
      Other Assets                            678              644
          Total Assets                    $16,306          $16,361
    Liabilities and
      Shareholders' Equity:
      Deposits:
        Demand Deposits                      $546  1.12       $512  1.01
        Savings Deposits                    1,475  1.97      1,535  2.05
        Time Deposits                       6,446  3.66      5,920  4.00
          Total Deposits                    8,467  3.20      7,967  3.43
      Short-Term Debt:
        Federal Funds Purchased and
          Repurchase Agreements               906  2.90      1,481  2.47
        Commercial Paper                      284  1.93        273  1.92
          Total Short-Term Debt             1,190  2.67      1,754  2.38
      Long-Term Debt                        3,974  5.14      4,022  5.18
      Junior Subordinated Debentures          451  5.47        451  5.34
        Total Interest Bearing
         Liabilities                       14,082  3.78     14,194  3.86
      Noninterest Bearing Deposits            881              847
      Minority Interest                        34                -
      Other Liabilities                       460              493
      Shareholders' Equity                    849              827
         Total Liabilities and
            Shareholders' Equity          $16,306          $16,361

    Net Interest Spread                            2.79 %           2.86 %
    Net Interest Margin                            2.45 %           2.47 %


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Average Balances and Rates
    On a Fully Taxable Equivalent Basis
    (unaudited)
                                                            2002
                                                          Full Year
                                                   Average          Average
    (Dollars In Millions)                          Balance            Rate
    Assets:
      Loans and Leases:
         Corporate Lending:
             Commercial                              $4,312            6.34 %
             Mortgage                                   909            6.22
             Construction                               546            4.51
             Lease Financing                          1,199            9.16
                 Total Corporate Lending              6,966            6.67
         Consumer Lending:
             Installment                              1,054            6.21
             Residential                                737            9.59
             Lease Financing                              -               -
                 Total Consumer Lending               1,791            7.60
          Total Loans and Leases                      8,757            6.86
     Investment Securities                            3,882            5.61
     Federal Funds Sold and Reverse
         Repurchase Agreements                          125            2.71
     Other Short-Term Investments                       341            5.85
           Total Earning Assets                      13,105            6.42
      Cash and Due From Banks                           255
      Leased Equipment                                2,477
      Other Assets                                      701
          Total Assets                              $16,538
    Liabilities and
      Shareholders' Equity:
      Deposits:
        Demand Deposits                                $696            1.40
        Savings Deposits                              1,472            1.97
        Time Deposits                                 6,134            3.64
          Total Deposits                              8,302            3.16
      Short-Term Debt:
        Federal Funds Purchased and
          Repurchase Agreements                       1,182            2.56
        Commercial Paper                                280            1.91
          Total Short-Term Debt                       1,462            2.44
      Long-Term Debt                                  3,990            5.13
      Junior Subordinated Debentures                    451            5.16
        Total Interest Bearing
         Liabilities                                 14,205            3.70
      Noninterest Bearing Deposits                      945
      Minority Interest                                  90
      Other Liabilities                                 451
      Shareholders' Equity                              847
         Total Liabilities and
            Shareholders' Equity                    $16,538

    Net Interest Spread                                                2.72 %
    Net Interest Margin                                                2.41 %


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Capital Data
    (unaudited)
                                                          2003
                                            Third   Second     First  Year to
                                           Quarter  Quarter   Quarter   Date
    Per Common Share:
    Shares Outstanding (In Thousands):
      Average - Basic                       48,830   48,770    48,776  48,792
      Average - Diluted                     50,885   50,668    50,766  50,773
      Period-End                            48,885   48,783    48,759
    Book Value                              $18.11   $18.11    $17.88
    Price:
      High                                  $28.78   $26.45    $28.91  $28.91
      Low                                    25.67    21.01     21.23   21.01
      Period-End                             27.97    25.75     21.23

    Capital Ratios (Dollars in Millions):
    Risk-Based Capital (Current Qtr
     Estimated):
      Risk-Adjusted Assets                 $13,852  $13,807   $13,886
      Tier 1 Capital                        $1,382   $1,358    $1,359
         Percentage of Risk Adjusted
          Assets                             9.98%    9.84%     9.78%
      Total Capital                         $1,643   $1,625    $1,617
        Percentage of Risk Adjusted Assets  11.86%   11.77%    11.65%
      Tier 1 Leverage Ratio                  7.84%    7.62%     7.76%
    Period End Shareholders' Equity
      to Total Period-End Assets             5.07%    5.01%     4.96%
    Period-End Tangible Shareholders'
     Equity
      to Total Period-End Tangible Assets    4.56%    4.49%     4.45%
    Average Shareholders' Equity
      to Total Average Assets                4.81%    5.05%     5.01%   4.96%
    Average Tangible Shareholders' Equity
      to Total Average Tangible Assets       4.30%    4.54%     4.48%   4.44%


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Capital Data
    (unaudited)
                                                           2002
                                              Fourth      Third       Second
                                             Quarter     Quarter     Quarter
    Per Common Share:
    Shares Outstanding (In Thousands):
      Average - Basic                         48,744      48,616      48,646
      Average - Diluted                       50,740      50,727      50,915
      Period-End                              48,760      48,611      48,672
    Book Value                                $17.91      $17.45      $17.22
    Price:
      High                                    $28.05      $29.51      $31.35
      Low                                      21.48       24.28       24.42
      Period-End                               26.03       25.09       29.01

    Capital Ratios (Dollars in Millions):
    Risk-Based Capital (Current Qtr
     Estimated):
      Risk-Adjusted Assets                   $14,226     $13,467     $13,279
      Tier 1 Capital                          $1,337      $1,321      $1,295
         Percentage of Risk Adjusted
          Assets                               9.40%       9.81%       9.75%
      Total Capital                           $1,625      $1,604      $1,582
        Percentage of Risk Adjusted
         Assets                               11.42%      11.91%      11.91%
      Tier 1 Leverage Ratio                    7.81%       8.09%       7.96%
    Period End Shareholders' Equity
      to Total Period-End Assets               5.02%       5.00%       5.10%
    Period-End Tangible Shareholders'
     Equity
      to Total Period-End Tangible Assets      4.49%       4.45%       4.53%
    Average Shareholders' Equity
      to Total Average Assets                  5.03%       5.19%       5.21%
    Average Tangible Shareholders' Equity
      to Total Average Tangible Assets         4.48%       4.61%       4.62%


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Capital Data
    (unaudited)
                                                               2002
                                                     First              Full
                                                    Quarter             Year
    Per Common Share:
    Shares Outstanding (In Thousands):
      Average - Basic                                49,228            48,806
      Average - Diluted                              50,588            50,743
      Period-End                                     49,257
    Book Value                                       $16.63
    Price:
      High                                           $29.97            $31.35
      Low                                             22.17             21.48
      Period-End                                      28.80

    Capital Ratios (Dollars in Millions):
    Risk-Based Capital (Current Qtr
     Estimated):
      Risk-Adjusted Assets                          $13,248
      Tier 1 Capital                                 $1,104
         Percentage of Risk Adjusted
          Assets                                      8.34%
      Total Capital                                  $1,439
        Percentage of Risk Adjusted
         Assets                                      10.86%
      Tier 1 Leverage Ratio                           6.76%
    Period End Shareholders' Equity
      to Total Period-End Assets                      5.07%
    Period-End Tangible Shareholders'
     Equity
      to Total Period-End Tangible Assets             4.48%
    Average Shareholders' Equity
      to Total Average Assets                         5.06%             5.12%
    Average Tangible Shareholders' Equity
      to Total Average Tangible Assets                4.47%             4.55%


    Provident Financial Group, Inc. and Subsidiaries
    Financial Information Excluding Sale of Subprime and Merchant Services Business
    (unaudited)

    In conjunction with the sale of subprime residential mortgage loans and the Merchant Services business during the second quarter of 2003, the company believes presenting financial information excluding these sales might be beneficial to the reader as it provides data that is more comparable to other periods contained within this document.

                                  As                Sale of
                               Reported      Subprime      Merchant  Excluding
                                (GAAP)        Loans        Services    Sales
    For the Three Months
     Ended June 30, 2003:
      Condensed Income Statement
      (In Thousands):

        Net Interest Income      $84,494            $-            $-  $84,494
        Provision for Loan
         and Leases Losses       (52,469)      (33,225)            -  (19,244)
        Noninterest Income       213,753             -        19,000  194,753
        Noninterest Expense     (226,073)       (6,914)            - (219,159)
        Income Before
         Income Taxes             19,705       (40,139)       19,000   40,844
        Applicable Income
         Taxes                    (6,502)       13,246        (6,270) (13,478)
        Net Income               $13,203      $(26,893)      $12,730  $27,366

      Other Data:
        Earnings Per Common
         Share - Diluted           $0.26        $(0.53)        $0.25    $0.54
        Return on Assets           0.30%       (0.60)%         0.28%    0.61%
        Return on Equity           5.85%      (11.91)%         5.64%   12.12%
        Net Charge Offs           68,470        49,225           n/a   19,245
        Net Charge Offs to
         Average
         Loans and Leases
          (annualized)             2.98%           n/a           n/a    0.84%

    For the Nine Months
     Ended September 30, 2003:
      Condensed Income Statement
      (In Thousands):

        Net Interest Income     $241,576            $-            $- $241,576
        Provision for Loan
         and Leases Losses       (80,909)      (33,225)            -  (47,684)
        Noninterest Income       594,217             -        19,000  575,217
        Noninterest Expense     (656,266)       (6,914)            - (649,352)
        Income Before
         Income Taxes             98,618       (40,139)       19,000  119,757
        Applicable Income
         Taxes                   (32,140)       13,246        (6,270) (39,116)
        Net Income               $66,478      $(26,893)      $12,730  $80,641

      Other Data:
        Earnings Per Common
         Share - Diluted           $1.31        $(0.53)        $0.25    $1.59
        Return on Assets           0.50%       (0.20)%         0.10%    0.61%
        Return on Equity          10.10%       (4.09)%         1.93%   12.26%
        Net Charge Offs           97,800        49,225          n/a    48,575
        Net Charge Offs to
         Average
         Loans and Leases
          (annualized)             1.44%           n/a           n/a    0.71%


    Provident Financial Group, Inc. and Subsidiaries
    Supplementary Data
    (unaudited)

    In conjunction with the reclassification of the company's auto leases from the loan category to leased equipment, which is not included in loans or earning assets, the company believes this presentation aids in illustrating the impact the reclassification has on certain performance measures as illustrated below. This is not intended to imply that, if this reclassification were not made, these measures would be precisely equal to the adjusted measures listed below. Instead, we are providing this data to demonstrate in a general sense how these measures would look if the leased equipment were treated as an earning asset and operating lease income and depreciation expense were included in revenues.

                                                   Three Months Ended
                                           Sept. 30,     June 30,    March 31,
    (In Thousands)                            2003         2003        2003
    Net Interest Income                     $74,123      $84,494      $82,959
      Add:  Operating Lease Income          127,011      132,238      138,861
      Less:  Depreciation on Operating
       Leases                               (90,800)     (94,930)     (99,653)
    Net Financing Income                   $110,334     $121,802     $122,167

    Noninterest Income                     $186,290     $213,753     $194,174
      Less:  Operating Lease Income        (127,011)    (132,238)    (138,861)
    Noninterest Income Excluding
     Operating Lease Income                 $59,279      $81,515      $55,313

    Total Financing Revenues               $169,613     $203,317     $177,480

    Noninterest Expenses                   $208,110     $226,073     $222,083
      Less: Depreciation on Operating
       Leases                               (90,800)     (94,930)     (99,653)
    Noninterest Expenses Excluding
      Depreciation on Operating Leases     $117,310     $131,143     $122,430

    Average Earning Assets              $14,662,000  $14,593,000  $14,194,000
      Add:  Average Leased Equipment      1,918,000    2,101,000    2,242,000
    Average Earning Assets Including
     Leased Equipment                   $16,580,000  $16,694,000  $16,436,000

    Net Interest Margin Ratio - GAAP
     Basis                                    2.01%        2.32%        2.37%

    Net Financing Income Ratio                2.64%        2.93%        3.01%

    Noninterest Expenses as a Percent
     of Total Revenues - GAAP Basis             80%          76%          80%

    Noninterest Expenses Excluding
     Depreciation on Operating Leases
      as a Percent of Total Revenues
      Which Includes Depreciation on
      Operating Leases                          69%          65%          69%


    Provident Financial Group, Inc. and Subsidiaries
    Supplementary Data
    (unaudited)

                                                     Nine Months Ended
    (In Thousands)                           Sept. 30, 2003     Sept. 30, 2002
    Net Interest Income                         $241,576           $234,649
      Add:  Operating Lease Income               398,110            457,780
      Less:  Depreciation on Operating
       Leases                                   (285,383)          (317,553)
    Net Financing Income                        $354,303           $374,876

    Noninterest Income                          $594,217           $601,205
      Less:  Operating Lease Income             (398,110)          (457,780)
    Noninterest Income Excluding
     Operating Lease Income                     $196,107           $143,425

    Total Financing Revenues                    $550,410           $518,301

    Noninterest Expenses                        $656,266           $649,328
      Less: Depreciation on Operating
       Leases                                   (285,383)          (317,553)
    Noninterest Expenses Excluding
      Depreciation on Operating Leases          $370,883           $331,775

    Average Earning Assets                   $14,484,000        $12,924,000
      Add:  Average Leased Equipment           2,088,000          2,516,000
    Average Earning Assets Including
     Leased Equipment                        $16,572,000        $15,440,000

    Net Interest Margin Ratio - GAAP
     Basis                                         2.23%              2.43%

    Net Financing Income Ratio                     2.86%              3.25%

    Noninterest Expenses as a Percent of
      Total Revenues - GAAP Basis                    79%                78%

    Noninterest Expenses Excluding
     Depreciation on Operating Leases
      as a Percent of Total Revenues
      Which Includes Depreciation on
      Operating Leases                               67%                64%

    The company has average leased equipment which as a percentage of total average assets were 11.8% and 15.4% for the nine month periods presented. Because of the significance of the leased equipment, which generates significant revenues but are not included in earning assets in the financial statements, the company believes that in order to compare some of the company's key metrics to other banks, the impact these financing assets have on the company's net interest margin and its noninterest expenses as a percentage of total revenues should be illustrated. Additionally, from an internal management perspective, the leased equipment is included in the company's overall interest sensitivity analysis and these assets are typically priced based on the company's cost of funds. In the financial statements, the financing cost directly related to these assets is included in net interest income and the related operating lease revenue and depreciation is reported separately in noninterest income and noninterest expense. The revenue and expense amounts listed above are derived from the company's income statements and statements of cash flows. The balance sheet data is derived from the company's average balance sheets.